                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 9, 2007
                                                         ----------------

                              --------------------

                        CONIHASSET CAPITAL PARTNERS, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)

            DELAWARE                 0-52011              20-4414490
            --------                 -------             -----------
 (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)          File Number)       Identification No.)

              Two International Place, 16th Floor, Boston, MA 02110
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (617) 235-7215
                                                            --------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.  NOTICE OF  DELISTING  OR FAILURE TO  SATISFY A  CONTINUED  LISTING
RULE OR STANDARD; TRANSFER OF LISTING.

      On  November  9,  2007,  the  Board of  Directors  of  Conihasset  Capital
Partners,   Inc.  (the  "Company")   issued  a  press  release   announcing  the
deregistration  of the  Company's  common  stock and the reason for taking  such action.

      On November 13, 2007,  the Company filed a Form 15 with the Securities and
Exchange Commission  deregistering its common stock and suspending its reporting obligations  under the Securities  Exchange Act of 1934.  The Company  presently intends  to  continue  to make  available  its  periodic  financial  information commencing with the period ending September 30, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits

      99.1   Press release dated November 9, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    CONIHASSET CAPITAL PARTNERS, INC.
                                           (Registrant)

Date: November 13, 2007
                                    By: /s/ Richard D. Bailey
                                        -------------------------------------
                                    Name:  Richard D. Bailey
                                    Title: President and Chief Executive Officer